SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACUZZI BRANDS, INC.

Date: July 7, 2005

By: /s/ Steven C. Barre

Name: Steven C. Barre
Title: Senior Vice President and General Counsel